EXHIBIT 1

                           GENERAL PARTNERS OF S.C.A.
                               FINANCIERE PINAULT

Name and Principal
Business Address
Citizenship                         Position
----------------------------------------------------------------------

Francois PINAULT                    Managing General Partner
4, rue de Tournon
75006 Paris
Citizenship:  French

PINAULT TRUSTEE (S.A.R.L.)          General Partner
5, Boulevard de Latour Mauboug
75007 Paris
Citizenship
(Jurisdiction of
Organization):  French

                DIRECTORS AND EXECUTIVE OFFICERS OF ARTEMIS S.A.



Name and Principal
Business Address
Citizenship                    Position

----------------------------------------------------------------------

Francois PINAULT               Chairman and CEO
c/o Artemis
Citizenship:  French

Patricia BARBIZET-DUSSART      Managing Director
c/o Artemis
Citizenship:  French

Francois-Henri PINAULT         Managing Director
c/o Artemis
Citizenship:  French

Jean-Louis de ROUX             Director
c/o Artemis
Citizenship:  French

John J. RIAN III               Director
c/o Artemis
Citizenship:  American

                       DIRECTORS AND EXECUTIVE OFFICERS OF
                         PINAULT-PRINTEMPS-REDOUTE S.A.



Name and Principal
Business Address
Citizenship                    Position

----------------------------------------------------------------------

Serge WEINBERG                 Chairman & CEO
c/o PPR
Citizenship:  French

Francois Henri PINAULT         Director
c/o PPR
Citizenship:  French

Jean-Claude DARROUZET          Director
c/o PPR
Citizenship:  French

Per KAUFMANN                   Director
c/o PPR
Citizenship:  Swedish

Alain REDHEUIL                 Director
c/o PPR
Citizenship:  French

                              SUPERVISORY BOARD OF
                         PINAULT-PRINTEMPS-REDOUTE S.A.



Name and Principal
Business Address
Citizenship                    Position

----------------------------------------------------------------------

Ambroise ROUX                  President
c/o PPR
Citizenship:  French

Francois PINAULT               Vice-President
c/o Artemis
Citizenship:  French

Patricia BARBIZET-DUSSARD      Supervisor
c/o Artemis
Citizenship:  French

Patrick DUVERGER               Supervisor
c/o Societe Generale
29, boulevard Hausmann
75009 Paris
Citizenship:  French

Baudoin PROT                   Supervisor
c/o Banque Nationale de Paris
16, boulevard des Italiens
75009 Paris
Citizenship:  French

Loik LE FLOCH-PRIGENT          Supervisor
c/o PPR
Citizenship:  French

Jean POLLET                    Supervisor
c/o PPR
Citizenship:  French

Patrick POLLET                 Supervisor
c/o Credit Commercial de
France
103, avenue des Champs-Elysees
75008 Paris
Citizenship:  French

Alain MINC                     Supervisor
c/o A.M. Conseil
10, avenue George V
75008 Paris
Citizenship:  French

Bruno ROGER                    Supervisor
c/o Banque Lazard Freres &
Cie.
121 boulevard Hausmann
75008 Paris
Citizenship:  French

Jean-Yves DURANCE              Supervisor
c/o Credit Lyonnais
19, boulevard des Italiens
75002 Paris
Citizenship:  French

Francois HENROT                Supervisor
c/o Rothschild & Cie Banque
17, avenue Matignon
75008 Paris
Citizenship:  French

                                ADVISORY BOARD OF
                         PINAULT-PRINTEMPS-REDOUTE S.A.



Name and Principal
Business Address
Citizenship                    Position
----------------------------------------------------------------------

Leon CLIGMAN                   Advisor
c/o PPR
Citizenship:  French

Credit Lyonnias                Advisor
represented by Jean Paul AMIEL
c/o PPR
Citizenship:  French

Jean LOYRETTE                  Advisor
c/o PPR
Citizenship:  French

Jean-Philippe HOTTINGER        Advisor
c/o PPR
Citizenship:  French

Jean-Louis de ROUX             Advisor
c/o PPR
Citizenship:  French

                      DIRECTORS OF LA REDOUTE



Name and Principal
Business Address
Citizenship                    Position
----------------------------------------------------------------------

Serge Weinberg                 Chairman
c/o La Redoute
Citizenship:  French

Patrice MARTEAU                Director
c/o La Redoute
Citizenship:  French

SAPARDIS                       Director
represented by Francois POTIER
c/o La Redoute
Citizenship:  French

CAUMARTIN PARTICIPATION        Director
represented by Michel
FRIOCOURT
c/o La Redoute
Citizenship:  French

                              MANAGERS OF REDAM LLC



Name and Principal
Business Address
Citizenship                    Position

----------------------------------------------------------------------
Hartmut Kramer                 Chairman
c/o REDAM
Citizenship:  French

Johannes Loning                Manager
c/o REDAM
Citizenship:  French

Antoine Metzger                Manager
c/o REDAM
Citizenship:  French

Alain Penet                    Manager
c/o REDAM
Citizenship:  French

Pascal Cesbon Lavau            Manager
c/o REDAM
Citizenship:  French







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